UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 31, 2000


                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


          DELAWARE                  000-25887               36-3681151
(State or other jurisdiction  (Commission file number)    (I.R.S. employer
     of incorporation)                                  identification no.)

          TEN NORTH DEARBORN                                    60602
           CHICAGO, ILLINOIS                                  (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     On January 31, 2000, PrivateBancorp, Inc. (the "Company") is announcing its earnings results for the quarter ending December 31, 1999. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1 Press Release dated January 31, 2000.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.



Date:  January 31, 2000                By:   /s/ RALPH B. MANDELL
                                             ----------------------------------
                                             Ralph B. Mandell
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
  99.1       Press Release dated January 31, 2000.